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                        AMENDMENT NO. 1 TO LOAN DOCUMENTS

                                                                 August __, 1999

Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Gentlemen:

         Foothill Capital Corporation, as agent ("Agent"), the financial institutions party to the Loan Agreement referred to herein (each, individually a "Lender" and collectively, "Lenders") and certain Subsidiaries of Anker Coal Group, Inc. (each, individually, a "Borrower" and collectively "Borrowers") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of November 21, 1998, by and among Borrowers, Lenders and Agent (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment (as all of the foregoing now exist, are modified hereby or are hereafter amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Documents").

         Borrowers have requested that Agent and Lenders consent to Juliana Mining Company, Inc. ("Juliana") no longer being a Borrower under the Loan Agreement, agree to amend certain provisions of the Loan Agreement and waive certain Events of Default and Agent and Lenders are willing to consent to Juliana no longer being a Borrower under the Loan Agreement and to such amendments and waive such Events of Default, subject to the terms and conditions contained herein.

         In consideration of the foregoing and the respective agreements and covenants herein, the parties hereto agree as follows:

         1. Termination as Borrower. Effective as of the Amendment No. 1 Closing Date (as hereinafter defined), Juliana shall cease to be a "Borrower" under the Loan Agreement and the other Loan Documents and shall be deemed to be solely a "Guarantor" under the Loan Agreement and the other Loan Documents. From and after the Amendment No. 1 Closing Date, Juliana shall not be permitted to receive or request Advances under Section 2 of the Loan Agreement, and Lenders, Agent and Foothill shall have no obligation to make any Advances to Juliana under the Loan Documents. Any Advances (including, without limitation, Agent
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Advances and Foothill Loans) or Term Loans made to or on behalf of Juliana outstanding on the Amendment No. 1 Closing Date shall be repaid in full in cash or other immediately available funds, together with any accrued interest thereon, on or before the Amendment No. 1 Closing Date.

         2.   Definitions.

              2.1   Amendments to Definitions.

                    (a) The definition of "Borrower" and "Borrowers" contained in the Loan Agreement and the other Financing Documents are each hereby amended to delete any reference to Juliana.

                    (b) The definition of "Guarantors" set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                    "'Guarantor' means, individually and collectively, jointly and severally, the Parent and Anker Group, Inc., a Delaware corporation, Simba Group, Inc., a Delaware corporation, Anker Power Services, Inc., a West Virginia corporation, Bronco Mining Company, Inc., a West Virginia corporation, Vantrans, Inc., a West Virginia corporation, King Knob Coal Co., Inc., a West Virginia corporation, Heather Glen Reserves, Inc., a West Virginia corporation, Hawthorne Coal Company, Inc., a West Virginia corporation, Upshur Property, Inc., a West Virginia corporation, Melrose Coal Company, Inc., a West Virginia corporation, New Allegheny Land Holding Company, Inc., a West Virginia corporation, and Juliana Mining Company, Inc., a West Virginia corporation, and any other Subsidiary of Parent that shall now or hereafter guarantee the payment and performance of the Obligations to Lender Group."

                    (c) The definition of "Security Agreement" set forth in
Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                    "'Security Agreement' means, individually and collectively,
              (i) the General Security Agreement separately executed and delivered on the Closing Date by each Guarantor (other than Juliana) in favor of Foothill and (ii) the General Security Agreement executed and delivered by Juliana on the Amendment No. 1 Closing Date in favor of Foothill, in each case in form and substance satisfactory to Agent, for the benefit of Lender Group, pursuant to which, among other things, such Guarantor shall grant to Agent, for the benefit of Lender Group, a first priority lien on all of its Guarantor Collateral more particularly described therein."

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                    (d) The definition of Eligible Accounts is hereby amended by deleting clause (ii) of Section (i) thereof in its entirety and substituting the following therefor:

              "(ii) owing by Courtney Foos and/or Potomac Electric Power Company evidencing total obligations collectively owing to Borrowers by such Account Debtors in excess of: (A) 40% of all Eligible Accounts during the period commencing on August __, 1999 and ending on December 31, 1999; (B) 35% of all Eligible Accounts during the period commencing January 1, 2000 and ending on September 30, 2000; (C) 30% of all Eligible Accounts during the period commencing on October 1, 2000 and ending on November 30, 2000; and (D) 25% of all Eligible Accounts thereafter".

              2.2 Additional Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

                    "'Amendment No.1' means  Amendment No. 1 to Loan Documents, dated August __, 1999, by and among Borrowers, Guarantors, Agent and Lenders."

                    "'Amendment No. 1 Closing Date' means the date that each of the conditions set forth in Section 8 of Amendment No. 1 have been satisfied in a manner satisfactory to Agent."

                    "'Juliana' means Juliana Mining Company, Inc., a West
              Virginia corporation, and a Guarantor of the Obligations."

              2.3 Construction. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

         3. Investments; Loans. Section 7.13(c)(ix) of the Loan Agreement is hereby amended by adding to the chart set forth therein the following new clause
(10):

              "(10)  Juliana Mining Company, Inc.     $7,000,000 for fiscal year
                                                      1999 and $500,000 for each
                                                      fiscal year thereafter"

         4. Schedule of Litigation. Schedule 5.10 of the Loan Agreement is hereby deleted in its entirety and Schedule 4 to this Amendment substituted therefor.

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         5. Continuing Guaranty. The Continuing Guaranty by Juliana in favor of
Agent is hereby amended by deleting Juliana from the definitions of "Borrower" and "Borrowers" set forth in Recital A thereto.

         6. Mortgages. Juliana shall execute and deliver to Agent on behalf of Lender Group amendments to the Mortgages executed and delivered by Juliana, in form and substance satisfactory to Agent ("Mortgage Amendments"), amending the Mortgages executed and delivered by Juliana to reflect that from and after the Amendment No. 1 Closing Date Juliana shall be solely a Guarantor and not a Borrower.

         7. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender Group pursuant to the Loan Documents, each Borrower and each Guarantor hereby jointly and severally represents, warrants and covenants with and to Lender Group as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

              7.1 No Default or Event of Default exists as of the date of this Amendment No. 1 after giving effect to the amendments and waivers set forth herein.

              7.2 This Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of Borrowers enforceable against each Borrower and each Guarantor in accordance with their respective terms.

              7.3 All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         8. Conditions Precedent. The amendments herein shall be effective as of March 1, 1999 upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent (the date of satisfaction of such conditions, the "Amendment No. 1 Closing Date"):

              8.1 Agent shall have received evidence, in form and substance satisfactory to Agent, that Agent has valid perfected and first priority security interests in and liens upon the Collateral owned by Juliana and any other property of Juliana which is intended to be security for the Obligations or the liability of any Obligor in respect thereof, subject only to the security interests and liens permitted herein or in the other Loan Documents;

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              8.2 the receipt by Agent of an original of this Amendment, duly authorized, executed and delivered by each Borrower, each Guarantor and each Lender;

              8.3 the receipt by Agent of an original of the Security Agreement to be executed by Juliana, duly authorized, executed and delivered by the Juliana;

              8.4 the receipt by Agent of originals of the Mortgage Amendments to be executed by Juliana, each duly authorized, executed and delivered by the Juliana;

              8.5 the receipt by Agent of Solvency Certificates in respect of Borrowers and Parent and Compliance Certificates in each case for each of March, April, May and June, 1999 including a calculation in reasonable detail showing compliance with the covenants set forth in Section 7.20 of the Loan Agreement;

              8.6 all requisite corporate action and proceedings in connection with this Amendment and the other Loan Documents to be executed and delivered in connection herewith shall be satisfactory in form and substance to Agent, and Agent shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Agent may have requested in connection therewith, such documents where requested by Agent or its counsel to be certified by appropriate corporate officers or governmental authorities; and

              8.7 except as set forth in Section 9 hereof, no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

         9. Waiver. Borrowers hereby acknowledge, confirm and agree that (a) Parent and Borrowers have failed to deliver the Solvency Certificates for March, April, May and June, 1999 required to be delivered pursuant to Section 6.2(a)(i) of the Loan Agreement, the Compliance Certificates as of the last day of March, April, May and June of 1999 required to be delivered pursuant to Section 6.3 of the Loan Agreement and (b) as a result of the foregoing, an Event of Default has occurred and is continuing under Section 8.2(a) of the Loan Agreement (the "Subject Default"). At the request of Borrowers and Guarantors, Agent, at the written request of the Required Lenders, hereby waives the Subject Default, provided, however, that (x) Parent and Borrowers deliver to Agent on the date hereof such Solvency Certificates (which, in the case of Parent, may reflect that Parent, in the event it is unable to obtain certain additional financing and restructure the Senior Notes, will be unable to pay certain of its obligations as they mature) and such Compliance Certificates and (y) nothing contained herein shall constitute a waiver of any other existing Event of Default or any future noncompliance with Section 6.2(a)(i) or Section 6.3 of the Loan Agreement or any other term, condition or agreement contained in the Loan Agreement or any Loan Document. Nothing contained herein shall limit, impair, waive or otherwise affect any other term, provision or condition of the Loan Agreement or any other Loan Document, all of which remain in full force and effect in accordance with all of their respective existing terms and conditions.

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         10. Fee. As partial consideration for Lender Group's entering into this
Amendment, Borrowers shall pay to Agent for the ratable benefit of Lender Group a fee in the amount of $10,000, which shall be fully earned and payable as of the date hereof.

         11.        Miscellaneous.

              11.1 Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

              11.2 Effect of this Amendment. Except as modified pursuant hereto, the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

              11.3 Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

              11.4 Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Agent, to effectuate the provisions and purposes of this Amendment.

              11.5 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

         Please sign the enclosed counterpart of this Amendment in the space provided below, whereby this Amendment, as accepted by Agent and Lenders, shall become a binding agreement among Borrowers, Guarantors and Lender Group.

                                                     Very truly yours,

                                                     ANKER ENERGY CORPORATION

                                                     By:________________________

                                                     Title:_____________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                     [SIGNATURES CONTINUED FROM PRIOR PAGE]

                                            MARINE COAL SALES COMPANY

                                            By:_____________________________

                                            Title:__________________________

                                            ANKER WEST VIRGINIA MINING
                                             COMPANY, INC.

                                            By:_____________________________

                                            Title:__________________________

                                            PATRIOT MINING COMPANY, INC.

                                            By:_____________________________

                                            Title:__________________________

                                            VINDEX ENERGY CORPORATION

                                            By:_____________________________

                                            Title:__________________________

                                            ANKER VIRGINIA MINING COMPANY, INC.

                                            By:_____________________________

                                            Title:__________________________

                                            JULIANA MINING COMPANY, INC.

                                            By:_____________________________

                                            Title:__________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

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                     [SIGNATURES CONTINUED FROM PRIOR PAGE]

                                      ANKER COAL GROUP, INC.,

                                       as Guarantor and Borrower Agent

                                      By:_____________________________

                                      Title:__________________________

                                      ANKER GROUP, INC.

                                      By:_____________________________

                                      Title:__________________________

                                      SIMBA GROUP, INC.

                                      By:_____________________________

                                      Title:__________________________

                                      ANKER POWER SERVICES, INC.

                                      By:_____________________________

                                      Title:__________________________

                                      BRONCO MINING COMPANY, INC.

                                      By:_____________________________

                                      Title:__________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

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                     [SIGNATURES CONTINUED FROM PRIOR PAGE]

                                    VANTRANS, INC.

                                    By:_____________________________

                                    Title:__________________________

                                    KING KNOB COAL CO., INC.

                                    By:_____________________________

                                    Title:__________________________

                                    HEATHER GLEN RESOURCES, INC.

                                    By:_____________________________

                                    Title:__________________________

                                    HAWTHORNE COAL COMPANY, INC.

                                    By:_____________________________

                                    Title:__________________________

                                    UPSHUR PROPERTY, INC.

                                    By:_____________________________

                                    Title:__________________________

                                    MELROSE COAL COMPANY, INC.

                                    By:_____________________________

                                    Title:__________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

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                                      [SIGNATURES CONTINUED FROM PRIOR PAGE]

                                                     NEW ALLEGHENY LAND HOLDING
                                                     COMPANY, INC.

                                                     By:________________________

                                                     Title:_____________________

AGREED AND ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION
 as Agent and as a Lender

By:__________________________

Title:_______________________

CONGRESS FINANCIAL CORPORATION

By:__________________________

Title:_______________________

SUNROCK CAPITAL CORP.

By:__________________________

Title:_______________________



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